Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

CERTIFICATION OF EXECUTIVE DIRECTOR

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Brand Media and Marketing Group, Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda Perry, Executive Director, Principal Executive Officer, Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2025	/s/ Linda Perry
Linda Perry
Principal Executive Officer Principal Financial Officer Executive Director